Summary Prospectus July 1, 2012

JPMorgan Credit Opportunities Fund

Class/Ticker:     R2/JOCZX     R5/JOCRX     R6/JOCMX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated July 1, 2012, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to provide current income with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	1.36	1.15	1.10
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other
Expenses	1.11	1.10	1.10
Acquired Fund Fees and Expenses	0.05	0.05	0.05

Total Annual Fund Operating Expenses	2.31	1.60	1.55
Fee Waivers and Expense Reimbursements[1]	(1.11)	(1.05)	(1.05)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.20	0.55	0.50

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation (beginning 9/16/12), extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.15%, 0.50% and 0.45% of the average daily net assets of Class R2, Class R5 and Class R6 Shares, respectively. This contract cannot be terminated prior to 7/1/13, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/13 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	122	615	1,134	2,560
CLASS R5 SHARES ($)	56	402	772	1,811
CLASS R6 SHARES ($)	51	386	745	1,756

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund’s principal strategy is to invest in credit securities that include investment grade as well as below investment grade securities (also known as junk bonds, high yield securities, or non-investment grade securities). In addition to its primary investments in credit securities, the Fund allocates a portion of its assets to derivatives and relative value strategies that are managed with an absolute return orientation. An absolute return orientation means this portion of the Fund is not managed relative to an index. In addition, the Fund has the flexibility to use derivatives and relative value strategies to complement a portion or all of its investments in credit securities in order to manage volatility, interest rate and credit risk and to adjust exposures to specific securities.

The Fund has the ability to change the allocation among investment grade and non-investment grade securities to take advantage of market dynamics. The Fund uses investment grade securities in combination with non-investment grade securities to generate current income and manage risk.

The Fund may invest without limit in securities that, at the time of purchase, are rated in the top four categories by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), meaning that such securities will carry a minimum rating of Baa3, BBB-, or BBB-, respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or in securities that are unrated but are deemed by the adviser to be of comparable quality. The Fund may invest without limit in below investment grade securities (or the unrated equivalent). Such securities may include so called “distressed debt” (i.e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk/reward characteristics). The Fund’s exposure to investment grade and non-investment grade securities may be increased and/or decreased synthetically through the use of derivatives.

As part of its strategy, the Fund may use “relative value” strategies. “Relative value” strategies seek to exploit pricing discrepancies between individual securities or market sectors. The Fund will generally sell a security that the Fund’s adviser believes is overvalued and purchase an offsetting security that it believes is undervalued. At times, relative value of a particular security will be measured against cash, in which case there will be no offsetting trade of an undervalued security. The Fund’s relative value strategies use combinations of securities and investments and include: (1) credit-oriented trades such as purchasing a credit default swap related to one bond or set of bonds and selling a credit default swap on a similar bond or set of bonds, (2) mortgage dollar rolls in which the Fund sells mortgage-backed securities and the same time contracts to buy back very similar securities on a future date, (3) long/short strategies such as selling a bond with one maturity and buying a bond with a different maturity to take advantage of the yield/ return between the maturity dates, and (4) other combinations of fixed income securities and derivatives. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options (including options on interest rate futures contracts and interest rate swaps), foreign currency transactions including currency options and forward foreign currency contracts, swaps and credit default swaps and price locks individually or as part of its relative value strategy for hedging, to increase income and gain to the Fund and for risk management purposes including duration, sector and yield curve exposure and credit and spread volatility management.

As part of its principal investment strategy, the Fund may invest in corporate bonds, loan assignments and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments).

Under normal circumstances, the Fund will invest at least 80% of its Assets in credit securities. “Assets” mean net assets plus the amount of borrowings for investment purposes. Credit securities are debt securities issued by any issuer including domestic and foreign corporations, municipalities, the U.S. government and its agencies and instrumentalities, and foreign governments and their agencies and instrumentalities and include all types of debt securities including corporate bonds, convertible bonds, Loans, private placements, municipal securities, commercial paper, restricted securities and other unregistered securities, short-term funding agreements, government and agency securities, mortgage-backed and mortgage-related securities, Treasury Inflation Protected Securities (TIPS), sovereign debt, emerging markets debt, supranational debt and variable and floating rate instruments. Credit securities also include registered money market funds.

The Fund may invest in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets). The Fund may use both private placements and publicly traded securities as a principal strategy.

The adviser may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities in the adviser’s discretion. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

In buying and selling investments for the Fund, the Fund’s adviser focuses on market sectors and individual credit securities including Loans that it believes will perform well over time. The portfolio management team allocates the Fund’s investments among investment grade securities and non-investment grade securities and works on a collaborative basis to identify relative value and other trading strategies that are designed to hedge against volatility, interest rate risk and the risk that spreads of securities will widen. These strategies may be managed using an absolute return orientation or as a complement to the portfolio as a whole. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, security structure and covenants, and an in-depth analysis of the issuer. In addition, the adviser monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments that are considered to be the most risky.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops. The Fund may invest in variable and floating rate Loans and other debt securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate Loans and securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

High Yield Securities and Loan Risks. The Fund may invest in securities including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Loans are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, and lack of publicly available information. Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans may have a more limited secondary market, liquidity risk may be more pronounced for the Fund. When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Smaller Company Risk. Investments in smaller cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including futures contracts, options, foreign currency transactions, swaps, credit default swaps and price locks, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be particularly sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Foreign Securities and Emerging Markets Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such countries. The Fund may also invest in non-dollar denominated securities. Investments in non-dollar denominated securities are subject to risks in addition to those summarized above including currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.” Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Strategy Risk. The Fund may use relative value and other strategies that combine derivatives and/or securities to manage duration, sector and yield curve exposure and credit and spread volatility. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Relative value strategies involve complex securities transactions that involve risks in addition to direct investments in securities including leverage risk and the risks described under “Derivatives Risk.”

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called

“sub-prime” mortgages. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Such securities are subject to certain other risks including prepayment, contraction and call risks. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price

Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Municipal Securities Risk. The risk of a municipal security generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. For municipal obligations secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit rating of the institutions issuing the guarantee are downgraded or at risk of being downgraded.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class R2 Shares for the past one calendar year. The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the Barclays Capital U.S. Credit Index, a broad-based securities market index, and the Lipper General Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling

1-800-480-4111. Effective September 15, 2011, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

Best Quarter	4th quarter, 2011	3.12%
Worst Quarter	3rd quarter, 2011	–3.64%

The Fund’s year-to-date return through 3/31/12 was 2.25%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For the period ended December 31, 2011)
	Past 1 Year	Life of Fund (since 12/1/10)
CLASS R2 SHARES
Return Before Taxes	2.38%	2.25%
Return After Taxes on Distributions	1.36	1.26
Return After Taxes on Distributions and Sale of Fund Shares	1.55	1.35
CLASS R5 SHARES
Return Before Taxes	3.13	3.01
CLASS R6 SHARES
Return Before Taxes	3.19	3.06
BARCLAYS CAPITAL U.S. CREDIT INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	8.35	6.68
LIPPER GENERAL BOND FUNDS INDEX
(Reflects No Deduction for Taxes)	7.53	5.92

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Gary Madich	2010	Managing Director
William Eigen	2010	Managing Director
Frederick Sabetta	2010	Managing Director
Donald Clark	2010	Executive Director
Duane Huff	2010	Managing Director

Purchase and Sale of Fund Shares

Purchase Minimums

There is no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors $5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no minimum investment for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-CO-R2R5R6-712